UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2012 (July 2, 2012)

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 South Wilcox Drive, Kingsport, TN		37662
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 2, 2012, Eastman Chemical Company (the “Company”) completed its previously announced acquisition of Solutia Inc. (“Solutia”), through the merger (the “Merger”) of Eagle Merger Sub Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with and into Solutia, with Solutia surviving the Merger and becoming an indirect wholly-owned subsidiary of the Company. The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated January 26, 2012, by and among the Company, Merger Sub and Solutia.

At the effective time of the Merger (the “Effective Time”), each share of Solutia common stock issued and outstanding immediately prior to the Effective Time (other than shares owned by Solutia as treasury stock and shares held by holders properly exercising appraisal rights) was canceled and converted automatically into the right to receive, in accordance with the terms of the Merger Agreement, (i) $22.00 in cash, without interest, and (ii) 0.12 shares of the Company’s common stock (together, the “Merger Consideration”).

Also at the Effective Time:

•

each outstanding option to acquire shares of Solutia common stock issued under any of Solutia’s equity incentive plans (the “Plans”), whether or not then vested or exercisable, was cancelled and terminated in exchange for the right to receive, in cash, the amount by which the cash value of the Merger Consideration (using the five-day average trading price of the Company’s common stock ending on (and including) the trading day that was two days prior to the Effective Time) exceeded the exercise price for such option;

•

restrictions on any restricted shares of Solutia common stock issued under any Plan lapsed and such shares became fully vested, and the holder thereof became entitled to receive, for each such restricted share, the Merger Consideration;

•

each restricted stock unit issued under any Plan was converted into a vested right to receive, in cash, the value of the Merger Consideration (using the five-day average trading price of Eastman common stock ending on (and including) the trading day that was two days prior to the Effective Time); and

•

restrictions on any performance share award or performance share unit award granted under any Plan (each a “Performance Share”) lapsed and such Performance Shares became vested based on no greater than the performance results for the applicable performance period according to the relevant award provisions, and the holder thereof became entitled to receive, in the case of each Performance Share in the form of restricted stock, the Merger Consideration and, in the case of each Performance Share award in the form of restricted stock units, the cash value of the Merger Consideration (using the five-day average trading price of Eastman common stock ending on (and including) the trading day that was two days prior to the Effective Time).

In addition, as of the Effective Time, each warrant to purchase shares of Solutia common stock (the “Solutia Warrants”) issued under the Warrant Agreement, dated February 28, 2008, between Solutia and the warrant agent named therein (the “Warrant Agreement”), was assumed by the Company and converted into a warrant to acquire, upon exercise, on substantially the same terms and conditions as were applicable to such warrant immediately prior to the Effective Time, the Merger Consideration (the “Eastman Warrants”).

The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated by reference herein.

The Company paid a total of approximately $2.7 billion in cash and issued 14,686,067 shares of its common stock to Solutia stockholders in the Merger. In addition, as a result of the assumption of the Solutia Warrants in the Merger, as of the Effective Time, there were 4,481,250 Eastman Warrants outstanding, which are potentially exercisable for an aggregate of up to 537,750 shares of the Company’s common stock.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A portion of the cash component of the purchase price paid in the Merger was funded from borrowings, on July 2, 2012, of $1.2 billion under the Company’s previously disclosed Five-Year Senior Term Loan Credit Agreement, dated February 29, 2012, by and among the Company, the initial lenders named therein, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Barclays Capital Inc. (“Barclays”), as joint lead arrangers, and Barclays, as syndication agent (the “Term Loan”).

Additional information and details regarding the Term Loan are contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on March 6, 2012, and the foregoing description of the Term Loan is qualified in its entirety by reference to the Term Loan filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 6, 2012.

Item 3.03 Material Modification to Rights of Security Holders.

The information regarding the Eastman Warrants contained above under Item 1.01 is incorporated by reference herein and is qualified in its entirety by reference to the Warrant Agreement, a copy of which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On July 2, 2012, the Company issued a press release announcing, among other things, the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

In addition, also in connection with the completion of the Merger, Solutia repaid all amounts outstanding under its senior credit facility and issued notices of redemption to the holders of all of its 8 3/4% Senior Notes due 2017 and 7 7/8% Senior Notes due 2020 (together, the “Notes”), and satisfied and discharged its obligations under the respective indentures relating to the Notes.

A copy of the press release issued by the Company announcing Solutia’s redemption of the Notes is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Solutia required to be filed pursuant to this Item 9.01(a) have previously been filed as a part of, and are contained in, the Company’s Registration Statement on Form S-3, filed with the Securities and Exchange Commission (“SEC”) on May 18, 2012 (File No. 333-181549). Pursuant to General Instruction B.3 to Form 8-K, these financial statements are not additionally reported herein.

(b) Pro Forma Financial Information.

The pro forma financial statements required to be filed pursuant to this Item 9.01(b) have previously been filed as a part of, and are contained in, the Company’s Current Report on Form 8-K, filed with the SEC on May 18, 2012 (File No. 001-12626). Pursuant to General Instruction B.3 to Form 8-K, these financial statements are not additionally reported herein.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2012, by and among Solutia Inc., Eastman Chemical Company and Eagle Merger Sub Corporation (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on January 30, 2012).

4.1	Warrant Agreement, dated as of February 28, 2008, by and between Solutia Inc. and American Stock Transfer and Trust Company, as Warrant Agent, including the related form of global warrant certificate (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, File No. 001-13255, filed by Solutia Inc. on March 4, 2008).

99.1	Press Release, dated July 2, 2012.

99.2	Press Release, dated July 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

By:	/s/ Brian L. Henry
Name:	Brian L. Henry
Title:	Assistant Secretary

Date: July 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 2, 2012.

99.2	Press Release, dated July 2, 2012.